UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 25, 2023

Summit Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500
Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
 Registrant’s Telephone Number, Including Area Code:  (303) 893-0012
Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2023, Summit Materials, Inc. (the "Company") held its 2023 annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2023 (the "Proxy Statement"). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the the annual meeting, the Company's stockholders elected the persons listed below as Class I directors for a one-year term expiring at the Company's 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Joseph S. Cantie	111,713,402	405,961	4,047,967
Anne M. Cooney	111,161,939	957,424	4,047,967
Anne P. Noonan	111,700,016	419,347	4,047,967
Tamla D. Oates-Forney	111,555,213	564,150	4,047,967
John R. Murphy	111,028,434	1,090,929	4,047,967
Steven H. Wunning	111,314,347	805,016	4,047,967

Proposal No. 2 - Non-Binding Vote on Executive Compensation

The Company's stockholders approved, in a non-binding advisory vote, the compensation paid to the Company's named executed officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
110,759,003	1,336,308	24,052	4,047,967

Proposal No. 3 - Ratification of Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2023.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
115,866,507	290,148	10,675	N/A

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.
DATED: May 25, 2023
	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary